Vanguard Core Bond Fund
Supplement Dated December 6, 2023, to the Prospectus and Summary Prospectus Dated January 31, 2023
The Fund’s summary prospectus is updated to include the following additional information:
In addition to bonds, the Fund may invest in derivatives such as foreign currency exchange forward contracts, options, futures contracts, other swap agreements, or in to be announced (“TBA”) mortgage-backed securities.
The Fund is subject to counterparty risk, which is the chance that the counterparty to a derivatives contract, or other investment vehicle, with the Fund will be unable or unwilling to meet its financial obligations.

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Vanguard Marketing Corporation, Distributor.PS 1320A 122023